UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  August 5, 2010

Date of Earliest Event Reported:  July 30, 2010

AdCare Health Systems, Inc.

(Exact Name of Registrant as specified in its Charter)

Ohio	31-1332119
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
5057 Troy Rd, Springfield, OH	45502-9032
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code

(937) 964-8974

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c)).

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Item 2.01.   Completion of Acquisition or Disposition of Assets

On July 30, 2010, AdCare Health Systems, Inc. (the "Company"), closed on a previously announced agreement to lease five privately held nursing homes in South Georgia that is expected to more than double its revenue.  The five facilities have been leased under a five-year term from the owner, with an extension option for an additional five years. The facilities have on aggregate 615 beds that generate approximately $35 million in annualized revenue.  AdCare’s upfront cost for the transaction was $700,000 in cash, plus legal and accounting closing costs. At closing, the Company assumed approximately $1.3 million in negative working capital and purchased for $2 million approximately $5.5 million in existing receivables due to these facilities. In addition, AdCare provided the lessor $1.16 million, comprised of the first month’s lease payment and a security deposit that includes an amount equal to two months lease payment.  With the close of this transaction, AdCare estimates its revenue run-rate will exceed $61 million annually, representing an increase of more than 120% over the company’s 2009 revenues.

Item 7.01.   Regulation FD Disclosure.

The press release announcing the agreement to lease five nursing homes is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The press release announcing the closing of the Offering is attached hereto as Exhibit 99.2 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented under this Item 7.01 and attached as Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01 Other Matters

In addition, on August 4, 2010 AdCare closed the sale of an additional 225,400 shares of common stock at the offering price of $3.50 per share for gross proceeds of $788,900, pursuant to the over-allotment option exercised by the underwriter in connection with AdCare’s offering that closed on June 30, 2010. The  exercise of the over-allotment option brings the total number of common shares sold by AdCare in the offering to 1,939,686 and gross proceeds to approximately $6.8 million. The aggregate net proceeds to the Company from the offering totaled approximately $6.1 million, after deducting underwriting discounts, commissions, legal fees and other offering-related expenses payable by the Company. AdCare plans to use the net proceeds of the offering for acquisition purposes, working capital and general corporate purposes. As of the close of the exercise of the over-allotment, the Company has approximately 7.5 million common shares outstanding.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release dated August 2, 2010
99.2	Press Release dated August 4, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  August 5, 2010

ADCARE HEALTH SYSTEMS, INC.

By:  /s/ Scott Cunningham

Name: Scott Cunningham

Title:  Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated August 2, 2010
99.2	Press Release dated August 4, 2010

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 Exhibit 99.1

FOR IMMEDITATE RELEASE

AdCare Health Systems Closes Lease of Five Nursing Homes in Georgia, More than Doubles Annualized Revenue

Also Signs Agreement to Acquire Additional Five Nursing Homes Leases, with Additional Annualized Revenue of Approximately $37 Million

SPRINGFIELD, Ohio, August 2, 2010 ─ AdCare Health Systems, Inc. (NYSE AMEX: ADK), an Ohio-based long-term care, home care and management company, has closed on a previously announced agreement to lease five privately held nursing homes in South Georgia that is expected to more than double its revenue.

The five facilities have been leased under a five-year term from the owner, with an extension option for an additional five years. The facilities have on aggregate 615 beds that generate approximately $35 million in annualized revenue.

AdCare’s upfront cost for the transaction was $700,000 in cash, plus legal and accounting closing costs. At closing, the company assumed approximately $1.3 million in negative working capital and purchased for $2 million approximately $5.5 million in existing receivables due to these facilities. In addition, AdCare provided the lessor $1.16 million, comprised of the first month’s lease payment and a security deposit that includes an amount equal to two months lease payment.

With the close of this transaction, AdCare estimates its revenue run-rate will exceed $61 million annually, representing an increase of more than 120% over the company’s 2009 revenues.

“This lease is the first major transaction we closed since we began our acquisition campaign at the end of last year,” said Chris Brogdon, AdCare’s vice chairman and chief acquisitions officer. “We expect these facilities to be very profitable for AdCare, especially as they come under our more capable management and benefit from the economies of scale we bring to the table.”

AdCare also reported it signed an agreement to lease an additional five nursing homes in Georgia that produce annualized revenues of approximately $37 million, which it plans to close on September 30, 2010.

“We are also now moving quickly toward closing the other two acquisitions we announced in the first half of 2010,”noted Brogdon. ”As we have outlined in our M&A strategy, we are also continuing to evaluate foreclosures and other poorly run facilities that we can secure at below-market prices, as well as target acquisitions of both profitable and turnaround properties to grow our business.”

Brogdon joined AdCare last September when the company announced a new M&A growth strategy to build upon its strong reputation for operational efficiency and high-quality living environments.

About AdCare Health Systems

AdCare Health Systems, Inc. (NYSE AMEX: ADK) develops, owns and manages assisted living facilities, nursing homes and retirement communities and provides home healthcare services. Prior to becoming a publicly traded company in November of 2006, AdCare operated as a private company for 18 years. AdCare's 900 employees provide high-quality care, management services and other services for patients and residents residing in 19 facilities, seven of which are assisted living facilities, 11 skilled nursing centers and one independent senior living community. The company owns eight of those facilities. In the ever-expanding marketplace of long-term care, AdCare's mission is to provide quality healthcare services to the elderly. For more information about AdCare, visit www.adcarehealth.com.

Safe Harbor Statement

Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of federal law, which can be identified by the use of forward-looking terminology, such as "believes," "expects," “plans,” “anticipates” or similar expressions. Statements in this announcement that are forward-looking include, but are not limited to, statements that with the closing of this transaction, AdCare estimates its revenue run-rate will exceed $61 million annually, representing an increase of more than 120% over the company’s 2009 revenues;  that the leased facilities mentioned in this release will be very profitable for AdCare; that it plans to close the newly announced additional five leases on September 30, 2010; and that the company is moving quickly toward closing the other two acquisitions it announced in the first half of 2010. Such forward-looking statements reflect management's beliefs and assumptions, and are based on information currently available to management. The forward-looking statements involve known and unknown risks that may make the results, performance or achievements of the company differ materially from those expressed or implied in such statements. Such factors are also identified in the public filings made by the company with the U.S. Securities and Exchange Commission, and they include, but are not limited to, the company's ability to secure lines of credit and/or an acquisition credit facility, find suitable acquisition properties at favorable terms, changes in the health care industry because of political and economic influences, changes in regulations governing the industry, changes in reimbursement levels including those under the Medicare and Medicaid programs, and changes in the competitive marketplace. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

Company Contact

Chris Brogdon, Vice Chairman & CAO

AdCare Health Systems, Inc.

Tel (937) 964-8974

Email: info@adcarehealth.com

Investor Relations

Scott Liolios or Ron Both

Liolios Group, Inc.

Tel (949) 574-3860

Email: info@liolios.com

Exhibit 99.2

AdCare Closes Exercise of Over-Allotment Option

SPRINGFIELD, Ohio, August 4, 2010 — AdCare Health Systems, Inc. (NYSE AMEX: ADK), an Ohio-based long-term care, home care and management company, has closed the sale of an additional 225,400 shares of common stock at the offering price of $3.50 per share for gross proceeds of $788,900, pursuant to the over-allotment option exercised by the underwriter in connection with AdCare’s offering that closed on June 30, 2010.

The full exercise of the over-allotment option brings the total number of common shares sold by AdCare in the offering to 1,939,686 and gross proceeds to approximately $6.8 million. The aggregate net proceeds to the company from the offering totaled approximately $6.1 million, after deducting underwriting discounts, commissions, legal fees and other offering-related expenses payable by the Company. AdCare plans to use the net proceeds of the offering for acquisition purposes, working capital and general corporate purposes. As of the close of the exercise of the over-allotment, the Company has approximately 7.5 million common shares outstanding.

C. K. Cooper & Company was the sole manager for the public offering.

This press release does not constitute an offer to sell or solicitation of an offer to buy any securities. Any such offer may be made only pursuant to the company's prospectus supplement and accompanying base prospectus for the offering and only in states in which the offering is registered or exempt from registration and by broker-dealers authorized to do so. The securities offered by the prospectus involve a high degree of risk. Copies of the prospectus supplement and accompanying base prospectus may be obtained from the SEC's website at www.sec.gov or from C. K. Cooper & Company, 18300 Von Karman Avenue, Suite 700, Irvine, California 92612, Attention: Hue Lapham/Syndicate Department, or hlapham@ckcooper.com, or via fax +1-949-477-9211.

About AdCare Health Systems

AdCare Health Systems, Inc. (NYSE AMEX: ADK) develops, owns and manages assisted living facilities, nursing homes and retirement communities and provides home healthcare services. Prior to becoming a publicly traded company in November of 2006, AdCare operated as a private company for 18 years. AdCare's 900 employees provide high-quality care, management services and other services for patients and residents residing in 19 facilities, seven of which are assisted living facilities, 11 skilled nursing centers and one independent senior living community. The company owns eight of those facilities. In the ever-expanding marketplace of long-term care, AdCare's mission is to provide quality healthcare services to the elderly. For more information about AdCare, visit www.adcarehealth.com.

Company Contacts

David A. Tenwick, Chairman

AdCare Health Systems, Inc.

Tel (740) 549-0400

Email: info@adcarehealth.com

or

Chris Brogdon

Vice Chairman and Chief Acquisitions Officer

AdCare Health Systems, Inc.

Tel (937) 964-8974

Email: info@adcarehealth.com

Investor Relations

Ron Both or Geoffrey Plank

Liolios Group, Inc.

Tel (949) 574-3860

Email: info@liolios.com

Endnotes